                          EXHIBIT 99.3 TO FORM 8-K

                                                    EXHIBIT E-2 TO THE AGREEMENT
                                           AND PLAN OF MERGER AND REORGANIZATION

          NETMIND AFFILIATE POOLING AGREEMENT dated as of December __, 1999, between PUMA TECHNOLOGY, INC., a Delaware corporation ("Puma"), and the undersigned shareholder (the "Shareholder") of NETMIND TECHNOLOGIES, INC., a California corporation ("NetMind"), who is a signatory hereto.

          Simultaneously with the execution and delivery of this Agreement, Puma, NetMind, and Rocket Kitty Acquisition Corp., a Delaware corporation and wholly-owned subsidiary of Puma ("Merger Sub"), have entered into a Agreement and Plan of Merger and Reorganization (the "Reorganization Agreement"), pursuant to which Merger Sub is merging with and into NetMind (the "Merger") and the NetMind Shareholders are receiving shares of common stock of Puma. The transactions contemplated by the Reorganization Agreement are intended to be accounted for as a pooling of interests pursuant to Opinion No. 16 of the Accounting Principals Board. All capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Reorganization Agreement.

          NOW, THEREFORE, in consideration of the mutual benefits to be derived from the Merger and of the mutual covenants contained in this Agreement, the parties agree as follows:

          1.   TRANSFER RESTRICTIONS.

          (a) The Shareholder may be deemed to be an "affiliate" of NetMind within the meaning of Rule 145 promulgated under the Securities Act of 1933, as amended (the "Securities Act"), and Accounting Series Release No. 130, as amended ("Release No. 130"), Accounting Series Release No. 135 and Staff Accounting Bulletin No. 76 of the Securities and Exchange Commission (the "Commission"), although nothing contained herein should be construed as an admission thereof nor as a waiver of any right Shareholder may have to object to any claim that Shareholder is such an affiliate on or after the date hereof.

          (b) The Shareholder will not sell, exchange, transfer, pledge, , distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise), dispose of or otherwise reduce his risk, relative to any shares of or options to purchase shares of common stock, $.001 par value, of Puma (including any shares of NetMind Common Stock or Preferred Stock or options or warrants to purchase NetMind Common Stock or Preferred Stock) (the "Puma Shares") beneficially owned by the Shareholder during the 30-day period prior to the Closing (as defined in the Reorganization Agreement).

          (c) The Shareholder shall not sell, exchange, transfer, pledge, distribute, make any gift or otherwise dispose of or grant any option, establish any "short" or put-equivalent position with respect to or enter into any similar transaction (through derivatives or otherwise) or otherwise reduce his risk relative to any Puma Shares until such time after the Closing as financial results covering at least 30 days of the combined operations of NetMind and Puma after the Closing have been published, within the meaning of Release No. 130, by Puma in an effective registration statement, Annual
Report on Form 10-K, Quarterly Report on Form 10-Q or Current Report on Form
8-K filed with the Securities and Exchange Commission, or any publicly disclosed quarterly earnings report or press release or other authorized public disclosure by Puma that includes the combined results of operations of Puma and NetMind. Puma, at its discretion, may cause stop transfer orders to be placed with its transfer agent with respect to certificates for the Puma Shares. Notwithstanding the foregoing, Shareholder will not be prohibited by the foregoing from selling or disposing of shares so long as such sale or disposition is in accordance with the "de minimis" test set forth in SEC
Staff Accounting Bulletin No. 76.

          (d) During the period described in Section 1(b) above, subject to providing written notice to Puma and the other restrictions set forth below, and to the extent permitted under the "pooling of interests" accounting rules and applicable securities laws, Shareholder will be permitted to sell up to 10% of Puma Shares held by Shareholder or to make charitable contributions or bona fide gifts of the Puma Shares received by Shareholder, subject to the same restrictions. Such sales or other transfer shall subject to an aggregate limitation on sales and other transfers for all affiliates of NetMind and Puma of not more than 1% of the number of shares of outstanding Common Stock of Puma. Prior to making any such sale, charitable contributions or gifts, Shareholder will obtain Puma's prior written approval. Shareholder shall give Puma not less than five (5) business days notice prior to making any sales, charitable contributions or gifts as contemplated under this Section 1(c), Shareholder will provide any information reasonably requested by Puma or Puma's accounting firm regarding such sale, charitable contribution or give, and Shareholder will refrain from making such sales, charitable contributions or gifts if Shareholder does not obtain Puma's prior written approval. Puma may withhold such approval if Puma determines, after consultation with its accounting firm, that such transaction could preclude the Merger from being accounted for as a "pooling of interests." The 10% of Puma Shares shall be calculated in accordance with SEC Accounting Series Release No. 135 as amended by Staff Accounting Bulletin No. 76.

          (e) Notwithstanding anything to the contrary contained in this Agreement, the Shareholder may transfer Puma Shares to a trust established for the benefit of the Shareholder and/or for the benefit of one or more members of the Shareholder's family, or make a bona fide gift of Puma Shares to one or more members of the Shareholder's family, provided that in the case of a transfer or gift pursuant to this Section 1, a transferee of such shares agrees to be bound by the limitations set forth in this Agreement.

     2. BENEFICIAL OWNERSHIP OF STOCK. Except as set forth on the last page of this Agreement, Shareholder does not beneficially own or hold voting power over:
(i) any shares of Puma common stock or any other equity securities of Puma or any options, warrants or other rights to acquire any equity securities of Puma; or (ii) any capital shares of NetMind or any options, warrants or other rights to acquire any equity securities ofNetMind.

     3. NOTICES. Any notice or other communication required or permitted to be delivered to any party under this Agreement shall be in writing and shall be deemed properly delivered, given and received when delivered (by hand, by registered mail, by courier or express delivery service or by facsimile) to the address or facsimile telephone number set forth beneath the name of such party below (or to such other address or facsimile telephone number as such party shall have specified in a written notice given to the other parties hereto):

          (a)  if to Puma :

               Puma Technology, Inc.
               2550 North First Street, #500
               San Jose, California  95131
               Attention:  Karen Ammer
               Telephone No.: (408) 321-7650
               Facsimile: (408) 321-3886

               WITH A COPY TO:

               General Counsel Associates LLP
               1891 Landings Drive
               Mountain View, CA 94043
               Attention:  Susan J. Skaer, Esq.
               Telephone:  (650) 428-3900
               Facsimile:  (650) 428-3901


          (b) if to the Shareholder, to the address set forth below the Shareholder's signature on the last page of this Agreement.

          4. COUNTERPARTS. This Agreement may be executed in one or more counterparts, each of which shall be an original, but all of which together shall constitute one and the same agreement.

          5. ENTIRE AGREEMENT. This Agreement, the Reorganization Agreement, the Exhibits thereto and any other document delivered in connection therewith contain the entire understanding of the parties hereto in respect of the subject matter hereof, and supersede all prior negotiations and understandings, oral or written, between the parties with respect to the subject matter hereof.

          6. ATTORNEY'S FEES. In the event of any legal action or proceeding to enforce or interpret the provisions of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees, whether or not the proceeding results in a final judgment.

          7. SUCCESSORS AND ASSIGNS. This Agreement shall be enforceable by, and shall inure to the benefit of and be binding upon, the parties and their respective successors and assigns. As used herein, the term "successors and assigns" shall mean, where the context so permits, heirs, executors, administrators, trustees and successor trustees and personal and other representatives.

          8. GOVERNING LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of California applicable to contracts made and to be performed therein.

          9. EFFECT OF HEADINGS. The section headings herein are for convenience only and shall not affect the construction or interpretation of this Agreement.

          10. THIRD PARTY RELIANCE. Counsel to and accountants for the parties shall be entitled to rely upon this Agreement.

          11. REMEDIES. The Shareholder acknowledges and agrees that Puma's remedy at law for a breach or threatened breach of any of the provisions of
Section 1 would be inadequate. In recognition of this fact, in the event of a breach by the Shareholder of any of the provisions of Section 1, as determined by Puma in its sole discretion acting in good faith, the Shareholder agrees that, in addition to Puma's remedy at law, Puma, without posting any bond, shall be entitled to obtain, and the Shareholder agrees not to oppose Puma's request for, equitable relief in the form of specific performance, temporary restraining order, temporary or permanent injunction or any other equitable remedy which may then be available. Nothing herein contained shall be construed as prohibiting Puma from pursuing any other remedies available to it for such breach or threatened breach. In addition, Shareholder agrees that upon any violation of this Agreement, that Shareholder will disgorge to Puma any profits realized by Shareholder from such transaction which violated this Agreement.

          12. EFFECTIVENESS OF AGREEMENT. This Agreement shall become effective at the Closing. In the event that the Reorganization Agreement shall be terminated in accordance with Section 9.1 of the Reorganization Agreement, this Agreement shall simultaneously therewith cease and terminate and be of no further force or effect and no party hereunder shall have any rights or obligations of any nature whatsoever hereunder.

          IN WITNESS WHEREOF, the parties hereto have caused this NetMind Affiliate Pooling Agreement to be executed and delivered as of the date first above written.

                              PUMA TECHNOLOGY, INC.

                              By:
                                 ----------------------------------------
                                 Name:
                                 Title:

                            SIGNATURE PAGE TO THE
                 NETMIND AFFILIATE POOLING AGREEMENT BETWEEN
                            PUMA TECHNOLOGY, INC.
                             AND THE SHAREHOLDER

                                   SHAREHOLDER

                                   ------------------------------------
                                             (Signature)

                                   ------------------------------------
                                             (Print Name)

                                   ------------------------------------
                                             (Print Title)*

                                   ------------------------------------
                                        (Print Name of Company)*

                                   ------------------------------------

                                   ------------------------------------

                                   ------------------------------------
                                             (Print Address)

                                   ------------------------------------
                                            (Print Fax Number)
--------------------
*    Leave blank if individual.

Number of shares of Puma common stock beneficially owned by Shareholder:

------------------------------------------------------

Number of shares of Puma common stock subject to options beneficially owned by Shareholder:
                  ----------------------------------------

Number of shares of NetMind common stock and/or preferred stock beneficially owned by Shareholder:
                       --------------------------------------------

Number of shares of NetMind common stock subject to options beneficially owned by Shareholder:
                ------------------------------------------